SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934







          Date of Report (Date of earliest event reported) July 2, 1999




                          LIFESTREAM TECHNOLOGIES, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)
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

          NEVADA                                 0-29058                     82-0487965
          ------                                 -------                     ----------
(State or other jurisdiction of          (Commission File Number)         (I.R.S. Employer
      incorporation)                                                     Identification No.)

 510 CLEARWATER LOOP, SUITE 101, POST FALLS, ID                              83854
 ----------------------------------------------                              -----
       (Address of principal executive offices)                            (Zip Code)

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       (Registrant's telephone number, including area code) (208) 457-9409
                                                            --------------




                            201 LINDEN ST., SUITE 101
                            -------------------------
                             FT. COLLINS, CO. 80524
                             ----------------------
          (Former name or former address, if changed since last report)

Item 8.  Change in Fiscal Year

         On July 2, 1999, Lifestream Technologies, Inc. changed its fiscal year end to June 30. The Company will report the transition period on Form 10-KSB.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LIFESTREAM TECHNOLOGIES, INC.



Date: July 16, 1999                        By: /s/Christopher Maus
                                            ----------------------------------
                                            Christopher Maus
                                            Chief Executive Officer